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                                                                   EXHIBIT 10.42

                            LEASE GUARANTY AGREEMENT
                                (Rapid City, SD)

         THIS AGREEMENT dated as of the 2nd day of February, 2001, is made in favor of BB RAPID CITY ASSOCIATES, L.L.C., an Ohio limited liability company (the "Landlord"), having an address at 1765 Merriman Road, Akron, Ohio 44313, by BORDERS GROUP, INC., a Michigan corporation ("Guarantor"), having its principal office at 100 Phoenix Drive, Ann Arbor, Michigan 48108.


                              W I T N E S S E T H:


         Contemporaneously herewith, Landlord, as lessor, is entering into a certain lease of even date herewith with Borders, Inc., a Colorado corporation, as lessee ("Tenant"), with respect to the property located in the City of Rapid City, County of Pennington, and State of South Dakota (the "Lease"), which property is more particularly described in Exhibit A thereto. Guarantor owns all of the outstanding capital stock of Tenant and is executing this agreement as an inducement to Landlord to enter into the Lease.

         NOW THEREFORE, in consideration of the premises, Guarantor, intending to be legally bound, hereby guarantees as follows:

         1. Guarantor hereby absolutely, unconditionally and irrevocably guarantees to Landlord the full and punctual performance by Tenant of all of the terms, conditions, covenants, agreements and obligations to be performed and observed by Tenant under the Lease (the "Obligations"). This is a Guaranty of payment and performance, and not of collection, and Landlord shall not be obligated to enforce or exhaust its remedies against Tenant before proceeding to enforce this Guaranty. Guarantor does hereby become surety to Landlord for and with respect to all of the Obligations.

         2. Guarantor hereby covenants and agrees to and with Landlord that if default shall at any time be made by Tenant in the payment of any such rent or other sums or charges payable by Tenant under the Lease or in the performance of any of the covenants, terms, conditions or agreements contained in the Lease, Guarantor will forthwith pay such rent or other sums or charges to Landlord, and any arrears thereof, and will forthwith faithfully perform and fulfill all of such covenants, terms, conditions and agreements and will forthwith pay to Landlord all damages and all costs and expenses that may arise in consequence of any default by Tenant under the Lease.

         Guarantor's liability hereunder is direct and may be enforced without Landlord being required to resort to any other right, remedy or security and this Guaranty shall be enforceable against Guarantor, without the necessity for any suit or proceedings on Landlord's part of any kind or nature whatsoever against Tenant, and, for so long as the Tenant under the Lease is

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Border's, Inc., without the necessity of any notice of non-payment, non-performance or non-observance or the continuance of any such default or of any notice of acceptance of this Guaranty or of Landlord's intention to act in reliance hereon or of any other notice or demand to which Guarantor might otherwise be entitled, all of which Guarantor hereby expressly waives; and Guarantor hereby expressly agrees that the validity of this Guaranty and the obligations of Guarantor hereunder shall in no wise be terminated, affected or impaired by reason of the assertion or the failure to assert by Landlord against Tenant, of any of the rights or remedies reserved to Landlord pursuant to the provisions of the Lease.

         If: (i) the Lease or this Guaranty is placed in the hands of an attorney for enforcement or collection or is enforced or collected through any legal proceeding; (ii) an attorney is retained to represent Landlord in any proceeding (including, without limitation, any bankruptcy, reorganization, receivership or other proceeding affecting creditors' rights) involving a claim under or related to the Lease or this Guaranty, then Guarantor shall pay to Landlord upon demand all reasonable attorneys' fees, costs and expenses, including, without limitation, court costs and filing fees, and all other reasonable costs and expenses incurred in connection therewith (all of which are referred to herein as "Enforcement Costs"), in addition to all other amounts due hereunder.

         3. Guarantor hereby assents to all of the provisions of the Lease and waives demand, protest, notice of any indulgences or extensions granted to Tenant, any requirement of diligence or promptness on the part of Landlord in the enforcement of the Lease and any notice thereof, and any other notice whereby to charge Guarantor; provided, however, Guarantor shall be furnished with a copy of any notice of or relating to default under or termination of the Lease to which Tenant is entitled or which is served upon Tenant at the time the same is sent to or served upon Tenant. Guarantor shall have no liability for any penalties, default interest, or other charges required to be paid by Tenant to Landlord under the Lease in connection with such default unless such notice of default has been delivered to Guarantor as required herein.

         4. This Guaranty shall be a continuing Guaranty, and (whether or not Guarantor shall have notice or knowledge of any of the following) the liability and obligation of Guarantor hereunder shall be absolute and unconditional and shall remain in full force and effect without regard to and shall not be released, discharged or in any way impaired by: (a) the release or discharge of Tenant in any creditors', receivership, bankruptcy proceeding, reorganization, insolvency, arrangement, readjustment, composition, liquidation, or similar proceeding relating to Tenant or its properties; (b) any alteration of or amendment to the Lease or any assignment or transfer thereof; (c) any permitted sale, assignment, sublease, pledge or mortgage of the rights of Tenant under the Lease; (d) any application or release of any security or other guaranty given for the performance and observance of the covenants and conditions in the Lease on Tenant's part to be performed and observed; (e) any exercise or non-exercise of any right, power, remedy or privilege under or in respect of the Lease or this Guaranty or any waiver, consent or approval by Landlord with respect to any of the covenants, terms, conditions or agreements contained in the Lease or any indulgences, forbearances or extensions of time for performance or observance allowed to Tenant from time to time and for any length of time; (f) any limitation on the liability or obligation of Tenant under the Lease or its estate in bankruptcy or of any remedy for the

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enforcement thereof, resulting from the operation of any present or future provision of the federal bankruptcy law or any other statute or from the decision of any court; (g) any sublease or transfer by Tenant or any assignment, mortgage or pledge of its interest under the Lease; (h) any termination of the Lease prior to the expiration of its Term; or (i) any agreement entered into between the Landlord and any assignee or sublessee.

         5. This Agreement shall apply for the primary term of the Lease, and any extension thereof pursuant to Section 2.2(b) of the Lease for so long as the Project Loan (as defined in the Lease) and any amounts due and payable under the Project Loan Agreement are outstanding, but not otherwise.

         6. All of Landlord's rights and remedies under the Lease and under this Guaranty are intended to be distinct, separate and cumulative and no such right and remedy therein or herein mentioned is intended to be in exclusion of or a waiver of any of the others. No termination of the Lease or taking or recovering of the premises demised thereby shall deprive Landlord of any of its rights and remedies against Guarantor under this Guaranty.

         7. Guarantor hereby waives any requirement that Landlord protect, secure, perfect or insure any security interest or lien or any property subject thereto or exhaust any right to take any action against any person or any collateral (including any rights relating to marshaling of assets).

         8. The Obligations will be paid strictly in accordance with the terms of the Lease, regardless of the value, genuineness, validity, regularity or enforceability of the Obligations, and of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Landlord with respect thereto. The liability of Guarantor to the extent herein set forth shall be absolute and unconditional, not subject to any reduction, limitation, impairment, termination, defense, offset, counterclaim or recoupment whatsoever (all of which are hereby expressly waived by Guarantor) whether by reason of any claim of any character whatsoever, including, without limitation, any claim of waiver, release, surrender, alteration or compromise, or by reason of any liability at any time to Guarantor or otherwise, whether based upon any obligations or any other agreements or otherwise, howsoever arising, whether out of action or inaction or otherwise and whether resulting from default, willful misconduct, negligence or otherwise, and without limiting the foregoing irrespective of: (a) any lack of validity or enforceability of the Lease or of any agreement or instrument relating thereto; (b) any change in the time, manner or place of payment of, or in any other term in respect of, all or any of the Obligations, or any other amendment or waiver of or consent to Obligations, or any other amendment or waiver of or consent to any departure from the Lease or any other agreement relating to any Obligations; (c) any increase in, addition to, exchange or release of, or nonperfection of any lien on or security interest in, any collateral or any release or amendment or waiver of or consent to any departure from or failure to enforce any other guarantee, for all or any of the indebtedness; (d) any other circumstance which might otherwise constitute a defense available to, or a discharge of, Tenant in respect of the obligations of Guarantor in respect hereof; (e) the absence of any action on the part of the Landlord to obtain payment for the Obligations from Tenant; (f) any insolvency, bankruptcy, reorganization or dissolution, or any proceeding of Tenant or Guarantor, including, without limitation, rejection of the guaranteed Obligations in

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such bankruptcy; or (g) the absence of notice or any delay in any action to enforce any Obligations or to exercise any right or remedy against Guarantor or Tenant, whether hereunder, under any Obligations or under any agreement or any indulgence, compromise or extension granted.

         9. Guarantor further agrees that, to the extent that Tenant or Guarantor makes a payment or payments to the Landlord, which payment or payments or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to Tenant or Guarantor or their respective estate, trustee, receiver or any other party under any bankruptcy law, state or federal law, common law or equitable cause, then to the extent of such payment or repayment, this Guaranty and the advances or part thereof which have been paid, reduced or satisfied by such amount shall be reinstated and continued in full force and effect as of the date of such initial payment, reduction or satisfaction occurred.

         10. For so long as the Project Loan and any amounts owing by Landlord to Lender under the Project Loan Documents (as defined in the Lease) remain outstanding, Guarantor shall have no rights (direct or indirect) of subrogation, contribution, reimbursement, indemnification or other rights of payment or recovery from any person or entity (including, without limitation, the Tenant) for any payments made by the Guarantor hereunder, and Guarantor hereby waives and releases absolutely and unconditionally, any such rights of subrogation, contribution, reimbursement, indemnification and other rights of recovery which it may now or hereafter acquire.

         11. Guarantor represents and warrants to Landlord that (a) the execution and delivery of this Guaranty has been duly authorized by the Board of Directors of Guarantor, (b) the making of this Guaranty does not require any vote or consent of shareholders of Guarantor and (c) Tenant is a wholly owned subsidiary of Guarantor.

         12. This Agreement shall inure to the benefit of Landlord and its successors and assigns and any assignee of Landlord's interest in the Lease, and shall be binding upon Guarantor and its successors and assigns and upon Tenant and its successors and assigns.

         13. This Agreement may not be changed or terminated orally, but only by a written instrument signed by the party against whom enforcement of any change or termination is sought.

         14. Any notice required hereunder to be sent to Guarantor shall be sufficiently given by mailing by certified or registered mail, postage prepaid, addressed as follows:

                           Borders Group, Inc.
                           100 Phoenix Drive
                           Ann Arbor, Michigan  48108
                           Attention:  Vice President and General Counsel
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         15. This Agreement shall be governed by and construed in accordance with the laws of the State of Michigan.


         IN WITNESS WHEREOF, Guarantor has duly executed this Agreement by its duly authorized officer as of the day and year first above written.


                                   BORDERS GROUP, INC., a Michigan corporation



                                   By:/s/ BRUCE A. QUINNELL
                                      ------------------------------------------
                                            Name:    Bruce A. Quinnell
                                            Title:   Vice Chairman



STATE OF MICHIGAN          )
                            SS.
COUNTY OF WASHTENAW        )

         The foregoing instrument was executed before me the _____ day of __________, 2001, by Bruce A. Quinnell, Vice Chairman of Borders Group, Inc., a Michigan corporation, on behalf of the corporation.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                      /s/
                                      ------------------------------------------
                                                                   Notary Public











                                                                  LEASE GUARANTY
                                                                  RAPID CITY, SD